                                  Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                     Prescott Group Aggressive Small Cap,
                                          L.P.

Address:                                  1924 South Utica, Suite 1120
                                          Tulsa, OK 74104

Date of Event Requiring Statement:        10/11/19

Name:                                     Prescott Group Aggressive Small Cap
                                          II, L.P.

Address:                                  1924 South Utica, Suite 1120
                                          Tulsa, OK 74104

Date of Event Requiring Statement:        10/11/19

Name:                                     Prescott Group Aggressive Small Cap
                                          Master Fund, G.P.

Address:                                  1924 South Utica, Suite 1120
                                          Tulsa, OK 74104

Date of Event Requiring Statement:        10/11/19

Name:                                     Phil Frohlich

Address:                                  1924 South Utica, Suite 1120
                                          Tulsa, OK 74104

Date of Event Requiring Statement:        10/11/19